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Exhibit 99.01

OFFICERS' CERTIFICATE

    The undersigned, Robert M. La Forgia and Mariel C. Albrecht, do hereby certify that they are the duly appointed Senior Vice President and Controller, and Senior Vice President and Treasurer, respectively, of HILTON HOTELS CORPORATION, a Delaware corporation ("Hilton" or the "Company"). Each of the undersigned also hereby certifies, pursuant to the Indenture, dated as of April 15, 1997, between the Company and BNY Western Trust Company, as Trustee (the "Indenture"), that:

    A. Pursuant to resolutions duly adopted by the Finance Committee of the Company on August 14, 2001, a series of Debt Securities (as defined in the Indenture) to be issued under the Indenture has been established (the "Bonds"), with the following terms (defined terms used herein and not otherwise defined herein have the meanings set forth in the Indenture):

    (1) The Bonds shall constitute a series of Debt Securities having the title "8% Quarterly Interest Bonds due 2031."

    (2) The aggregate principal amount of Bonds that initially may be authenticated and delivered under the Indenture (except for Bonds authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Bonds pursuant to Sections 3.04, 3.05, 3.06, 11.06 or 13.07 of the Indenture) shall be $200,000,000. The Company may, without the consent of the holders of the Bonds, issue additional bonds having the same interest rate, maturity and other terms as the Bonds and ranking pari passu with the Bonds in all respects, except for the payment of interest accruing prior to the issue date of such additional bonds or except for the first payment of interest following the issue date of such additional bonds. Any additional bonds having such similar terms, together with the Bonds, would, at the Company's option, constitute a single series of Bonds under the Indenture.

    (3) The entire outstanding principal of the Bonds shall be payable on August 15, 2031 (the "Maturity Date").

    (4) The date from which interest shall accrue shall be August 21, 2001; the Interest Payment Dates on which such interest will be payable shall be February 15, May 15, August 15 and November 15 of each year, beginning November 15, 2001; the Regular Record Dates for the interest payable on the Bonds on any Interest Payment Date shall be the preceding February 1 (in the case of interest payable on any February 15), May 1 (in the case of interest payable on any May 15), August 1 (in the case of interest payable on any August 15) and November 1 (in the case of interest payable on any November 15); and the basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

    (5) Payments in respect of the Bonds represented by Global Notes (including principal, premium, if any, and interest) shall be made in immediately available funds to the accounts specified by the U.S. Depositary.

    (6) The Bonds shall be redeemable, in whole or in part, at any time after August 21, 2006, at the Company's option, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

    The Company shall mail a notice of redemption at least 30 days but not more than 60 days before the Redemption Date to each holder of Bonds to be redeemed. If the Company elects to redeem fewer than all of the Bonds, the trustee shall select in a fair and appropriate manner the Bonds to be redeemed.

    Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest shall cease to accrue on the Bonds or portions thereof called for redemption.

    (7) The Bonds shall be redeemable, in whole but not in part, at any time, at the Company's option, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest thereon to, but not including, the Redemption Date if on or after August 21, 2001, a Change in U.S. Tax Laws (as defined below) results in a substantial likelihood that the Company will not be able to deduct the full amount of interest accrued on the bonds for U.S. Federal income tax purposes. A "Change in U.S. Tax Laws" means (i) any actual or proposed change in or amendment to the laws of the U.S. or regulations or rulings promulgated under those laws; (ii) any change in the way those laws, rulings or regulations are interpreted, applied or enforced, (iii) any action taken by a taxing authority that applies to the Company; or (iv) any technical advice memorandum, letter ruling or administrative pronouncement issued by the U.S. Internal Revenue Service, based on a fact pattern substantially similar to that pertaining to the Company.

    The Company shall mail a notice of redemption at least 30 days but not more than 60 days before the Redemption Date to each holder of Bonds to be redeemed.

    Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest shall cease to accrue on the Bonds.

    (8) The Bonds shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Bonds shall not have the benefit of any sinking fund.

    (9) The Bonds shall be issued in denominations of $25 and any integral multiple thereof.

    (10) The Trustee shall be the Security Registrar and Paying Agent.

    (11) The entire outstanding principal amount of the Bonds shall be payable upon declaration of acceleration of the maturity of such series pursuant to Section 5.02 of the Indenture.

    (12) Payments of the principal and interest on the Bonds shall be made in Dollars, and the Bonds shall be denominated in Dollars.

    (13) The Bonds shall be payable at Maturity in an amount equal to the principal amount thereof plus unpaid interest accrued to such Maturity.

    (14) The Holders of the Bonds shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

    (15)      (A) There shall be no deletions from, modifications of or additions to the Events of Default with respect to the Bonds set forth in the Indenture.

      (B) There shall be the following additions to the covenants set forth in the Indenture with respect to the Bonds:

        Limitation On Liens. Other than as set forth below under "—Exempted Liens and Sale and Lease-Back Transactions," neither the Company nor any Restricted Subsidiary shall create, assume or suffer to exist any Lien:

    (a)
    upon any Principal Property;

    (b)
    upon any shares of capital stock of any Restricted Subsidiary owned by the Company or any Restricted Subsidiary; or

    (c)
    securing Debt of any Restricted Subsidiary,

    without equally and ratably securing the Bonds with (or prior to) the Debt secured by such Lien, for so long as such Debt is secured, provided, however, that this limitation shall not apply to:

      (1)
      Liens existing on the date of issuance of the Bonds;

      (2)
      Liens existing:

      (i)
      on property at the time it is acquired through a merger, a consolidation or otherwise by the Company or a Restricted Subsidiary; or

      (ii)
      on property or securing Debt of, or an equity interest in, any corporation, partnership or other entity at the time such corporation, partnership or other entity becomes a Restricted Subsidiary;

      (3)
      Liens to secure Debt with respect to all or any part of the acquisition cost or the cost of construction or improvement of property, provided, such Debt is incurred and related Liens are created within 24 months of the acquisition, completion of construction or improvement or commencement of full operation, whichever is later, and such Debt does not exceed the aggregate amount of the acquisition cost and/or the construction cost thereof;

      (4)
      Liens on shares of capital stock or property of a Restricted Subsidiary to secure Debt with respect to all or part of the acquisition cost of the Restricted Subsidiary, provided, that the Debt is incurred and related Liens are created within 24 months of the acquisition of the Restricted Subsidiary and such Debt does not exceed the acquisition cost of the Restricted Subsidiary;

      (5)
      Liens to secure Debt incurred to construct additions to, or to make Capital Improvements to, the Company's properties or properties of any Restricted Subsidiary, provided the Debt is incurred and related Liens are created within 24 months of completion of construction or Capital Improvements and such indebtedness does not exceed the cost of such construction or Capital Improvements;

      (6)
      Liens in favor of the Company or another Restricted Subsidiary;

      (7)
      Liens to secure Debt on which interest payments are exempt from Federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended;

      (8)
      Liens on the capital stock, partnership or other equity interests the Company or any Restricted Subsidiary has in any Joint Venture or any Restricted Subsidiary which owns an equity interest in such Joint Venture to secure Debt, provided, the amount of such Debt is contributed and/or advanced solely to such Joint Venture;

      (9)
      any extension, renewal or replacement, in whole or in part, of any Liens referred to in the clauses (1) through (8) above or of any Debt secured thereby, including premium, if any, provided, that the aggregate principal amount secured does not exceed:

      (i)
      the greater of (x) the principal amount secured thereby at the time of such extension, renewal or replacement, or, as the case may be, repayment or extinguishment and (y) 80% of the fair market value (in the opinion of the Company's board of directors) of the properties subject to such extension, renewal or replacement; plus

      (ii)
      any reasonable fees and expenses associated with such extension, renewal or replacement;

      and provided, further, that in the case of a replacement thereof, such Debt is incurred and related Liens are created within 24 months of the repayment or extinguishment of the Debt or Liens referred to in clauses (1) through (8) above;

      (10)
      purchase money liens on personal property;

      (11)
      Liens to secure payment of workers' compensation or insurance premiums, or relating to tenders, bids or contracts (except contracts for the payment of money);

      (12)
      Liens in connection with tax assessments or other governmental charges, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or right;

      (13)
      mechanic's, materialman's, carrier's or other like Liens, arising in the ordinary course of business; and

      (14)
      Liens in favor of any domestic or foreign government or governmental body in connection with contractual or statutory obligations.

    Limitation On Sale And Lease-Back Transactions.  Other than as provided below under "—Exempted Liens and Sale and Lease-Back Transactions," neither the Company nor any Restricted Subsidiary shall enter into any arrangement with any lessor (other than the Company or a Restricted Subsidiary), providing for the lease to the Company or a Restricted Subsidiary for a period of more than three years (including renewals at the option of the lessee) of any Principal Property that has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such lessor or to any other Person, and for which funds have been or are to be advanced by such lessor or other Person on the security of the leased property ("Sale and Lease-Back Transaction"), unless either:

    (a)
    the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions described in clauses (1) through (14) under "—Limitation on Liens" above, to create, assume or suffer to exist a Lien on the property to be leased without equally and ratably securing the bonds, or

    (b)
    an amount equal to:

    (i)
    the greater of the net cash proceeds of such sale or the fair market value of such property (in the opinion of the Company's board of directors), less

    (ii)
    the fair market value (in the opinion of the Company's board of directors) of any noncash proceeds of the sale of such property (provided such noncash proceeds constitute "Principal Property," acquired on the date the property sold in the Sale and Lease-Back Transaction was acquired by the Company or any of the Company's Restricted Subsidiaries),

    is applied within 180 days to the retirement or other discharge of the Bonds or Debt ranking on a parity with the Bonds.

    Exempted Liens And Sale And Lease-Back Transactions.  Notwithstanding the restrictions set forth in "—Limitation on Liens" and "—Limitation on Sale and Lease-Back Transactions" above, the Company or any Restricted Subsidiary may create, assume or suffer to exist Liens or enter into Sale and Lease-Back Transactions not otherwise permitted as described above, provided that at the time of such event, and after giving effect thereto, the sum of outstanding Debt secured by such Liens (not including Liens permitted under "—Limitation on Liens" above) plus all Attributable Debt in respect of such Sale and Lease-Back Transactions entered into (not including Sale and Lease-Back Transactions permitted under "Limitation on Sale and Lease-Back Transactions"), measured, in each case, at the time any such Lien is incurred or any such Sale and Lease-Back Transaction is entered into, by the Company and Restricted Subsidiaries does not exceed 15% of Consolidated Net Tangible Assets.

      (C) As used in paragraph 15(B) above, the following terms have the meanings set forth below:

        "Attributable Debt" with respect to any Sale and Lease-Back Transaction that is subject to the restrictions described under "—Limitation on Sale and Lease-Back Transactions" means the present value of the minimum rental payments called for during the term of the lease (including any period for which such lease has been extended), determined in accordance with generally accepted accounting principles, discounted at a rate that, at the inception of the lease, the lessee would have incurred to borrow over a similar term the funds necessary to purchase the leased assets.

        "Capital Improvements" means additions to properties or renovations or refurbishing of properties which are designed to substantially upgrade such properties or significantly modernize the operation thereof.

        "Debt" means notes, bonds, debentures or other similar evidences of Debt for borrowed money or any guarantee of any of the foregoing.

        "Joint Venture" means any partnership, corporation or other entity, in which up to and including 50% of the partnership interests, outstanding voting stock or other equity interest is owned, directly or indirectly, by the Company and/or one or more Subsidiaries.

        "Lien" means any mortgage, pledge, lien, encumbrance or other security interest to secure payment of Debt.

        "Principal Property" means any real estate or other physical facility or depreciable asset, the net book value of which on the date of determination exceeds the greater of $50 million or 5% of Consolidated Net Tangible Assets of the Company.

        "Restricted Subsidiary" means any Subsidiary of the Company organized and existing under the laws of the United States of America and the principal business of which is carried on within the United States of America (x) which owns, or is a lessee pursuant to a capital lease of, any Principal Property or (y) in which the investment of the Company and all of its Subsidiaries exceeds 5% of Consolidated Net Tangible Assets as of the date of such determination other than, in the case of either clause (x) or (y), (i) each Subsidiary whose business primarily consists of finance, banking, credit, leasing, insurance, financial services or other similar operations, or any combination thereof, (ii) each Subsidiary formed or acquired after the date hereof for the purpose of developing new assets or acquiring the business or assets of another Person and which does not acquire any part of the business or assets of the Company or any Restricted Subsidiary and (iii) Subsidiaries whose principal business is conducting the Company's timeshare businesses.

        "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is, at the time, directly or indirectly, owned by the Company or by one or more of its Subsidiaries, or by the Company and one or more Subsidiaries.

    (16) The Bonds shall be issuable only as Registered Securities in permanent global forms (without coupons). Beneficial owners of interests in the Global Notes may exchange such interests for Bonds of like tenor or any authorized form and denomination only in the manner provided in Section 3.04(c) of the Indenture. The Depository Trust Company shall be the U.S. Depositary with respect to each Global Note. The form of such Global Notes attached hereto as Exhibit A is hereby approved.

    (17) The Bonds shall not be issuable as Bearer Securities.

    (18) Interest on any Bond shall be payable only to the Person in whose name that Bond (or one or more predecessor Bonds thereof) is registered at the close of business on the Regular Record Date for such interest. Such interest may be paid, at the Company's option, by transfer of funds to any account maintained by such Person in the United States.

    (19) Article 15 of the Indenture shall be applicable to the Bonds.

    (20) The Bonds shall not be issuable in definitive form except under the circumstances described in Section 3.04 of the Indenture.

    (21) The Bonds shall be authenticated and delivered as provided in Section 3.03 of the Indenture.

    (22) The Bonds shall not be convertible into Common Stock or other securities or property of the Company.

    (23) The Bonds shall not be subordinated to any other Debt of the Company, and shall constitute senior unsecured obligations of the Company.

    (24) Compliance with the covenants set forth in paragraph 15(B) above may not be waived by the Trustee unless the holders of at least a majority in principal amount of all outstanding Bonds consent to such waiver as set forth in the Indenture; provided, however, that the Company need not comply with such covenants in the event it elects to comply with the provisions of Article 15 set forth in the Indenture. The Trustee may amend the terms of such covenants with the written consent of the holders of not less than a majority in principal amount of outstanding Bonds as set forth in the Indenture.

    B. The form of the Bonds attached hereto as Exhibit A is approved.

    C. The foregoing form and terms of the Bonds have been established in conformity with the provisions of the Indenture.

    D. Each of the undersigned has read the Indenture and the definitions relating thereto and has examined the resolutions referred to in paragraph A above and the Bonds and has made such examination or investigation as is necessary to enable the undersigned to represent as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of the Bonds have been complied with. On the basis of the foregoing, all such conditions precedent have been complied with.

    IN WITNESS WHEREOF, the undersigned have hereunto executed this Officers' Certificate as of the 14th day of August, 2001.

HILTON HOTELS CORPORATION, A DELAWARE CORPORATION
By:	/s/ ROBERT M. LA FORGIA Name: Robert M. La Forgia Title: Senior Vice President and Controller
By:	/s/ MARIEL C. ALBRECHT Name: Mariel C. Albrecht Title: Senior Vice President and Treasurer

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Exhibit 99.01
OFFICERS' CERTIFICATE